                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-06111



                     THE MEXICO EQUITY AND INCOME FUND, INC.


                            615 EAST MICHIGAN STREET
                               MILWAUKEE, WI 53202
               (Address of principal executive offices) (Zip code)



                              MR. GERALD HELLERMAN
                       C/O U.S. BANCORP FUND SERVICES, LLC
                            615 EAST MICHIGAN STREET
                               MILWAUKEE, WI 53202
                     (Name and address of agent for service)



                                 (866) 700-6104
               Registrant's telephone number, including area code



Date of fiscal year end:  JULY 31, 2004



Date of reporting period:  AUGUST 1, 2003 TO JANUARY 31, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

The Mexico Equity and Income Fund, Inc.

                                                                  March 30, 2004

DEAR FUND SHAREHOLDER,

We are pleased to present you with the unaudited financial statements of The Mexico Equity and Income Fund, Inc. (the "Fund") for the six-month period ended January 31, 2004.

As you will note, the Fund's performance for the six-month period has been positive. Its net asset value ("NAV") during this period increased 27.68% from $10.15 to $12.96, while the Bolsa Index, in U.S. dollars, increased 23.51%.

As we have previously reported, your Board of Directors has been in discussions with the U.S. Securities & Exchange Commission in an effort to obtain necessary regulatory clearance to permit the Fund to issue put warrants to our shareholders. These warrants are intended to enable shareholders to receive NAV from time to time, if they decide to sell some or all of their Fund shares. We are hopeful that the Fund will obtain the regulatory approvals to issue put warrants before we write to you in the Fall regarding our audited financial statements for the fiscal year ending July 31, 2004. However, we have been disappointed with the pace of the regulatory process, and there can be no assurance when (or if) the required approvals will actually be obtained.

It is our belief that, if the put warrants are permitted to be issued to our shareholders, the discount at which the Fund's shares trade will be permanently reduced. At such time, your Board will focus on measures to increase the Fund's asset base, which we expect will reduce the Fund's expense ratio, which, while it has come down, continues to be too high.

On behalf of the Board of Directors, we thank you for your support of the Fund and, of course, we will publicly announce any material events relating to our plan to issue put warrants. If you have any questions, please call our toll-free number (866) 700-6104.

Sincerely yours,

/s/ Gerald Hellerman
Gerald Hellerman
President

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 2

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Investment Adviser

FOR THE SIX MONTHS ENDED JANUARY 31, 2004

Dear Fund Shareholder,

We are pleased to provide you with the report of the Investment Adviser of The Mexico Equity and Income Fund, Inc. ("The Fund"), for the semi-annual period ended January 31, 2004.

--------------------------------------------------------------------------------
MEXICO'S ECONOMY: REVIEW AND OUTLOOK

The years 2003 and 2002 will be remembered as two years when the economy barely grew, 1.3% and 0.9%, respectively. Nevertheless, economic growth estimates for 2004 are between 3.5% to 4.5%, and are mainly driven by broader U.S. growth.

During the semi-annual period ended January 31, 2004, real economic activity was marked by the following two distinctive periods: (i) from August of 2003 to October of 2003 when the economy continued to show weakness, with construction being one of the few sectors showing positive growth in part due to the ongoing low interest rate environment and (ii) November of 2003, when economic data started to show a positive change, supporting the idea that despite competition from other economies, Mexico should be favored by a rebound in the U.S. manufacturing industry.

Although the Mexican Congress failed to approve passage of structural reforms in 2003, the government's restrictive monetary and fiscal policies remain focused on public deficit reduction, inflation control and Mexico's floating exchange rate regime, ruling out the possibility of any macroeconomic imbalances in the short term.

Financial indicators in 2003 continued to improve. Changes to the financial factors include: (i) average 28-day CETES (Treasury Bill) rates, decreased 90 basis points to 6.2% from 7.1% in 2002, (ii) 12-month inflation was 3.98% compared to 5.7%, and (iii) the Mexican Peso lost 8% to the U.S. Dollar compared to a 11.5% loss in 2002.

FUND UPDATES
The Fund's toll-free phone number is (866) 700-6104.
TRACKING THE FUND'S NAV
The Fund's net asset value (NAV) is calculated daily and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.

THE MEXICO EQUITY AND INCOME FUND, INC.

--------------------------------------------------------------------------------
THE MEXICAN STOCK EXCHANGE

For the six-month period ended January 31, 2004, the Mexican Bolsa IPC Index ("MEXBOL") gained 23.51%. The MEXBOL registered five consecutive months of positive performance marked by two distinctive periods: (i) from August to October (an increase of 5.4%) and (ii) from November to January (an increase of 17.2%).

In general, stocks related to the global commodities up-cycle, including housing and construction infrastructure, recorded the highest dollar returns for the period. The worst performing sectors in the Mexican stock market for the same period were stocks related to internal demand such as fixed-line telecommunications, media companies, consumer non-durable goods and soft-drink bottlers.

At the time of writing, the MEXBOL traded at 7.5 times its twelve-month trailing EV/EBITDA (Enterprise Value/Earnings Before Interest, Taxes, Depreciation and Amortization), or a 10% premium over its four-year average. Major brokerage firms in Mexico estimate 2004 multiples of 6.6 times EV/EBITDA, 13.4 times P/E and earnings and EBITDA growth of 20% and 8%, respectively.

Mergers and acquisitions by multinational companies of Mexican subsidiaries, at the beginning of 2004, underscored the relative attractive valuations and growth prospects of Mexican issuers. In January, Holcim, the second largest global cement producer, made a tender offer for Apasco, Mexico's second largest cement producer, at a premium of approximately 17% on the stock's previous close. This was followed by BBV Argentaria's (Spain's second largest financial group) offer to buy BBVA Bancomer (Mexico's second largest financial group) at an implied premium of 14%.

For the calendar year ended December 31, 2003, the MEXBOL gained 33.6% and lagged other Latin American markets. Brazil's Bovespa Index gained 140.7%, Argentina's Merval Index gained 132.3%, Venezuela's Indice Bursatil de Caracas gained 159.7% and Chile's IPSA Index gained 84.3%. In comparison, the Dow Jones Industrial Average gained 28.3% and the NASDAQ Composite gained 50.8%.

--------------------------------------------------------------------------------
THE FUND'S PERFORMANCE

For the six-month period ended January 31, 2004, The Mexico Equity and Income Fund, Inc.'s (MXE) net asset value ("NAV") per share gained 27.68%, outperforming the MEXBOL by approximately 450 basis points, with a diverse portfolio including an average of 93% of net assets allocated in stocks and 7% in fixed-income instruments over the semi-annual period.

The MEXBOL is an equity index, while the Fund actively invests in stocks and fixed-income securities. For the six-month period ended January 31, 2004, the Fund's common share market price

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

increased 26.2%. The market price's discount to NAV was 11.5% at January 31, 2004, compared to 9.3% at the end of January of 2003. As a reference, the Fund's NAV per share gained 40.0% in the calendar year ended December 31, 2003, outperforming the MEXBOL by 640 basis points.

--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

During the six-month period ended January 31, 2004, the Fund's investment strategy continued to be to maintain a diverse portfolio. One of the most relevant portfolio decisions was to be overweighted in stocks, as the forward 2004 estimated EV/EBITDA multiples of most stocks seemed attractively valued, based on continued expectations of Mexico's economic recovery and expected ongoing strength in commodity prices.

During the Fund's semi-annual period ended January 31, 2004, we believe the Fund outperformed the MEXBOL for the following two reasons:

- An overweighted portfolio in stocks, which included companies related to copper, petrochemicals and auto-parts, as well as, companies related to cement and housing.

- Fixed-income allocation decreased from 14.7% to 3.6% at the end of the period.

--------------------------------------------------------------------------------
CONCLUSION AND OUTLOOK

The government's commitment to maintaining fiscal and monetary discipline could continue to attract investors in the mid-term. The main challenge for the Mexican economy is to take advantage of the current benign world macroeconomic scenario to implement the structural reforms the country needs to boost productivity gains and help maintain a constant GDP (Gross Domestic Product) growth rate in the range of 5-7%, annually.

One of the main factors that could result in the MEXBOL's ongoing growth could be a solid corporate financial first quarter in 2004, which might be viewed as evidence of a positive economic recovery trend.

The Fund's stock allocation will continue to focus on high-quality stocks, as well as, companies related to the industrial and construction sectors. Also, the Fund is likely to invest in small companies with good management and solid potential growth rates from the viewpoint of certain demographics in Mexico.

THE MEXICO EQUITY AND INCOME FUND, INC.

We look forward to continuing to offer you an attractive alternative for asset diversification and the opportunity to remain active in Mexico, which we believe, is one of the most promising emerging markets in the world.

Thank you for your continued support.

Sincerely yours,

/s/ EUGENIA PICHARDO
Eugenia Pichardo
Portfolio Manager
Pichardo Asset Management, S.A. de C.V.

THE DISCUSSION ABOVE REFLECTS THE OPINIONS OF THE PORTFOLIO MANAGER. THESE OPINIONS ARE SUBJECT TO CHANGE AND ANY FORECASTS MADE CANNOT BE GUARANTEED.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SECTOR ALLOCATIONS AND FUND HOLDINGS ARE SUBJECT TO CHANGE AND ARE NOT RECOMMENDATIONS TO BUY OR SELL ANY SECURITY. PLEASE REFERENCE THE FOLLOWING SEMI-ANNUAL REPORT FOR MORE COMPLETE FUND INFORMATION.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments                                         JANUARY 31, 2004

                                                                     (UNAUDITED)

MEXICO - 98.00%                                                   SHARES              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS - 96.71%
----------------------------------------------------------------------------------------------
COMMUNICATIONS - 24.34%
America Movil, S.A. de C.V. - Class L......................        530,800         $   842,284
America Movil, S.A. de C.V. - ADR..........................         10,100             315,625
America Telecom, S.A. de C.V. - Class A1*..................      1,027,800           1,570,321
Carso Global Telecom, S.A. de C.V. - Class A1*.............        405,051             584,311
Telefonos de Mexico, S.A. de C.V. - Class L................      1,322,100           2,286,256
Telefonos de Mexico, S.A. de C.V. - Class L ADR............         64,112           2,206,094
                                                                                   -----------
                                                                                     7,804,891
                                                                                   -----------
CONSTRUCTION - 21.60%
Apasco, S.A. de C.V........................................         57,000             575,065
Cemex, S.A. de C.V. CPO....................................        245,080           1,390,604
Consorcio ARA, S.A. de C.V.*...............................        318,100             982,117
Corporacion GEO, S.A. de C.V. - Class B*...................        156,800           1,001,512
Grupo Cementos de Chihuahua, S.A. de C.V...................        776,000           1,182,793
SARE Holding, S.A. de C.V. - Class B*......................      2,971,100           1,792,572
                                                                                   -----------
                                                                                     6,924,663
                                                                                   -----------
FINANCIAL GROUPS - 10.23%
Grupo Financiero BBVA Bancomer, S.A. de C.V. - Class B*....      1,346,700           1,289,024
Grupo Financiero Banorte, S.A. de C.V. - Class O...........        155,700             530,722
Grupo Financiero Inbursa, S.A. de C.V. - Class O...........      1,185,000           1,460,010
                                                                                   -----------
                                                                                     3,279,756
                                                                                   -----------
FOOD, BEVERAGE, AND TOBACCO - 17.33%
Embotelladoras Arca, S.A...................................        380,000             810,194
Fomento Economico Mexicano, S.A. de C.V. ADR...............          5,700             234,669
Fomento Economico Mexicano, S.A. de C.V. UBD...............        337,400           1,395,572
Grupo Continental, S.A.....................................        205,600             391,724
Grupo Embotelladoras Unidas, S.A. de C.V. - Class B........        596,700           1,569,971
Grupo Modelo, S.A. de C.V. - Class C.......................        470,200           1,155,231
                                                                                   -----------
                                                                                     5,557,361
                                                                                   -----------

See Notes to the Financial Statements.

                                                                JANUARY 31, 2004
                                                                     (UNAUDITED)

THE MEXICO EQUITY AND INCOME FUND, INC.

COMMON STOCKS (CONTINUED)                                         SHARES              VALUE
----------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 4.89%
Alfa, S.A. - Class A.......................................        346,600         $ 1,298,722
Grupo Industrial Saltillo, S.A. de C.V.....................         32,500              55,139
Industrias CH, S.A. - Class B*.............................         58,900             213,753
                                                                                   -----------
                                                                                     1,567,614
                                                                                   -----------
MEDIA - 3.80%
Grupo Televisa, S.A. ADR...................................         13,000             526,500
Grupo Televisa, S.A. CPO...................................        339,000             692,022
                                                                                   -----------
                                                                                     1,218,522
                                                                                   -----------
MINING - 5.60%
Grupo Mexico, S.A. de C.V. - Class B.......................        538,200           1,662,154
Industrias Penoles, S.A. de C.V............................         32,400             133,750
                                                                                   -----------
                                                                                     1,795,904
                                                                                   -----------
RETAILING - 8.92%
Wal-Mart de Mexico, S.A. de C.V. - Class C.................        295,325             861,696
Wal-Mart de Mexico, S.A. de C.V. - Class V.................        652,600           1,998,882
                                                                                   -----------
                                                                                     2,860,578
                                                                                   -----------
TOTAL COMMON STOCKS (Cost $25,886,809).....................                         31,009,289
                                                                                   -----------

INVESTMENT COMPANIES - 1.29%
----------------------------------------------------------------------------------------------
GBM Fondo Corporativo de Liquidez Inmediata, S.A. de C.V.
  SIID para Personas Morales - Class B* (Cost $415,597)....      3,003,344             414,799
                                                                                   -----------
TOTAL MEXICO (Cost $26,302,406)............................                         31,424,088
                                                                                   -----------

See Notes to the Financial Statements.

Schedule of Investments (concluded)
                                                                JANUARY 31, 2004
                                                                     (UNAUDITED)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

UNITED STATES - 2.60%                                             SHARES              VALUE
----------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 0.07%
----------------------------------------------------------------------------------------------
First American Treasury Obligations Fund - Class A (Cost
  $23,399).................................................         23,399         $    23,399
                                                                                   -----------

                                                                 PRINCIPAL
CORPORATE BOND - 2.53%                                            AMOUNT
----------------------------------------------------------------------------------------------
Monterrey Power, S.A. de C.V., 9.6250%, 11/15/2009 (Cost
  $726,645)................................................       $675,000             810,314
                                                                                   -----------
TOTAL UNITED STATES (Cost $750,044)........................                            833,713
                                                                                   -----------
TOTAL INVESTMENTS (COST $27,052,450) - 100.60%.............                         32,257,801
OTHER LIABILITIES IN EXCESS OF ASSETS - (0.60)%............                           (193,451)
                                                                                   -----------
TOTAL NET ASSETS - 100.00%.................................                        $32,064,350
                                                                                   ===========

FOOTNOTES AND ABBREVIATIONS
   * - Non-income producing security.
ADR - American Depository Receipts.

See Notes to the Financial Statements.

                     (This page intentionally left blank.)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets and Liabilities                             JANUARY 31, 2004
                                                                     (UNAUDITED)

ASSETS
Investments, at value (Cost $27,052,450)....................   $32,257,801
Foreign currency holdings (Cost $577,235)...................       575,370
Cash........................................................         2,950
Receivables:
  Investments sold..........................................     3,038,372
  Interest..................................................        13,733
Prepaid expenses............................................        23,354
                                                               -----------
                  TOTAL ASSETS..............................    35,911,580
                                                               -----------
LIABILITIES
Payable for securities purchased............................     3,735,066
Advisory fees payable.......................................        20,892
Directors' fees payable.....................................        11,257
Administration fee payable..................................         8,493
Accrued expenses............................................        71,522
                                                               -----------
                  TOTAL LIABILITIES.........................     3,847,230
                                                               -----------

                  NET ASSETS................................   $32,064,350
                                                               ===========
                  NET ASSET VALUE PER SHARE
                     ($32,064,350/2,473,504)................   $     12.96
                                                               ===========

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 2,473,504 shares
  outstanding
  (100,000,000 shares authorized)...........................   $     2,474
Paid-in capital.............................................    34,603,415
Undistributed net investment loss...........................       (87,529)
Accumulated net realized loss on investments and foreign
  currency..................................................    (7,657,204)
Net unrealized appreciation on investments and foreign
  currency..................................................     5,203,194
                                                               -----------

                  NET ASSETS................................   $32,064,350
                                                               ===========

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations                            FOR THE YEAR SIX MONTHS ENDED
                                                    JANUARY 31, 2004 (UNAUDITED)

INVESTMENT INCOME
Dividends.................................................................         $  187,163
Interest (Net of foreign taxes withheld of $8)............................             45,193
                                                                                   ----------
                  TOTAL INVESTMENT INCOME.................................            232,356
                                                                                   ----------
EXPENSES
Advisory fees...............................................      $110,536
Legal fees..................................................        44,184
Administration fees.........................................        26,421
Fund accounting fees........................................        23,000
Directors' fees and expenses................................        20,239
Insurance expense...........................................        19,029
Reports to shareholders.....................................        15,165
NYSE fees...................................................        11,526
Audit fees..................................................        10,375
Shareholder servicing fees..................................         8,697
Custodian fees..............................................         7,300
Other expenses..............................................         3,025
                                                                  --------
                  TOTAL EXPENSES..........................................            299,497
                  LESS, EXPENSE REIMBURSEMENT BY ADVISER..................             (1,513)
                                                                                   ----------
                  NET EXPENSES............................................            297,984
                                                                                   ----------
                  NET INVESTMENT LOSS.....................................            (65,628)
                                                                                   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments and foreign currency transactions......          4,853,281
Net change in unrealized appreciation from investments and foreign
  currency transactions...................................................          2,210,908
                                                                                   ----------
Net gain from investments and foreign currency transactions...............          7,064,189
                                                                                   ----------
Net increase in net assets resulting from operations......................         $6,998,561
                                                                                   ==========

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

                                                               FOR THE
                                                              SIX MONTHS
                                                                ENDED             FOR THE YEAR
                                                           JANUARY 31, 2004           ENDED
                                                             (UNAUDITED)          JULY 31, 2003
                                                           ----------------       -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)...........................      $   (65,628)          $     9,542
Net realized gain (loss) on investments and foreign
  currency transactions................................        4,853,281            (2,817,619)
Net change in unrealized appreciation in value of
  investments and foreign currency transactions........        2,210,908             6,283,561
                                                             -----------           -----------
  Net increase in net assets resulting from
     operations........................................        6,998,561             3,475,484
                                                             -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income..................................          (38,226)                   --
Net realized gains.....................................               --                    --
Return of capital......................................               --                    --
                                                             -----------           -----------
  Decrease in net assets from distributions............          (38,226)                   --
                                                             -----------           -----------
CAPITAL SHARE TRANSACTIONS
Shares repurchased under Tender Offer..................               --                    --
                                                             -----------           -----------
Decrease in net assets from capital share
  transactions.........................................               --                    --
                                                             -----------           -----------
Total increase in net assets...........................        6,960,335             3,475,484
NET ASSETS
Beginning of period....................................       25,104,015            21,628,531
                                                             -----------           -----------
End of period*.........................................      $32,064,350           $25,104,015
                                                             ===========           ===========
  *Including undistributed net investment income (loss)
     of: ..............................................      $   (87,529)          $    16,325
                                                             -----------           -----------

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                               FOR THE SIX
                               MONTHS ENDED      FOR THE YEAR     FOR THE YEAR     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                             JANUARY 31, 2004        ENDED            ENDED            ENDED           ENDED           ENDED
                               (UNAUDITED)       JULY 31, 2003    JULY 31, 2002    JULY 31, 2001   JULY 31, 2000   JULY 31, 1999
                             ----------------    -------------    -------------    -------------   -------------   -------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning
  of period................      $  10.15          $   8.74         $  10.19          $ 11.36         $ 8.64         $  10.16
                                 --------          --------         --------          -------         ------         --------
Net investment income
  (loss)...................         (0.03)(1)        0.00(2)           (0.03)(1)        (0.02)          0.03             0.22
Net realized and unrealized
  gains (losses) on
  investments and foreign
  currency transactions....          2.86              1.41            (1.42)           (0.64)          2.62            (0.87)
                                 --------          --------         --------          -------         ------         --------
Net increase (decrease)
  from investment
  operations...............          2.83              1.41            (1.45)           (0.66)          2.65            (0.65)
                                 --------          --------         --------          -------         ------         --------
Less: Distributions
  Dividends from net
     investment income.....         (0.02)               --               --            (0.01)         (0.12)              --
  Distributions from net
     realized gains........            --                --               --            (0.60)            --            (0.93)
  Return of capital........            --                --               --            (0.01)            --               --
                                 --------          --------         --------          -------         ------         --------
Total dividends and
  distributions............         (0.02)               --               --            (0.62)         (0.12)           (0.93)
                                 --------          --------         --------          -------         ------         --------
Capital share transactions
  Anti-dilutive effect of
     Tender Offer..........            --                --               --             0.09             --             0.04
  Anti-dilutive effect of
     Share Repurchase
     Program...............            --                --               --             0.02           0.19             0.02
                                 --------          --------         --------          -------         ------         --------
Total capital share
  transactions.............            --                --               --             0.11           0.19             0.06
                                 --------          --------         --------          -------         ------         --------
Net asset value, end of
  period...................      $  12.96          $  10.15         $   8.74          $ 10.19         $11.36         $   8.64
                                 ========          ========         ========          =======         ======         ========
Per share market value, end
  of period................      $  11.47          $   9.10         $   7.95          $  9.11         $10.69         $   7.06
TOTAL INVESTMENT RETURN
  BASED ON MARKET VALUE,
  END OF PERIOD*...........      26.24%(-)           14.47%         (12.73)%          (8.64)%         53.36%            7.24%

See Notes to the Financial Statements.

Financial Highlights (concluded)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  FOR THE SIX
                                  MONTHS ENDED     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                JANUARY 31, 2004       ENDED           ENDED           ENDED           ENDED           ENDED
                                  (UNAUDITED)      JULY 31, 2003   JULY 31, 2002   JULY 31, 2001   JULY 31, 2000   JULY 31, 1999
                                ----------------   -------------   -------------   -------------   -------------   -------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  000s).......................          $ 32,064     $ 25,104           $ 21,629        $ 87,620     $114,112         $97,150
Ratios of expenses to average
  net assets:
  Before expense
    reimbursement.............            2.17%+        2.64%              1.81%           1.90%        2.03%           1.88%
  After expense
    reimbursement.............            2.16%+        2.62%              1.81%           1.90%        2.03%           1.88%
Ratios of net investment
  income (loss) to average net
  assets:
  Before expense
    reimbursement.............          (0.48)%+        0.02%            (0.14)%         (0.16)%        0.27%           2.72%
  After expense
    reimbursement.............          (0.47)%+        0.04%            (0.14)%         (0.16)%        0.27%           2.72%
Portfolio turnover............           128.85%      180.67%            189.05%         220.85%      249.28%         163.23%

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent financial reporting and tax differences.

(2) The amount listed is less than $0.005 per share.

+ Annualized.

(-) Not Annualized.

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements                                   JANUARY 31, 2004
                                                                     (UNAUDITED)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:
PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. As of January 31, 2004, the Fund held no securities for which market values are not readily ascertainable.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S.

                                                                JANUARY 31, 2004
                                                                     (UNAUDITED)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Federal income and excise taxes. At July 31, 2003, the Fund had capital loss carryovers of $5,218,649 expiring July 31, 2009, $1,363,046 expiring in 2010 and $4,024,771 expiring in 2011, which are available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

In accordance with U.S. Treasury regulations, the Fund elected to defer $1,069,636 of capital losses and $21,901 of Post-October currency losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on August 1, 2003.

The Fund is subject to the following withholding taxes on income from Mexican sources:

     Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%. Prior to January 1, 2002, the effective rate was 7.69%.

     Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

     Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange ("MSE") are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 2003, the Fund increased undistributed net investment income by $6,783 and decreased accumulated net realized loss on investments by $6,783, due to the tax treatment of foreign currency gains and losses.

                                                                JANUARY 31, 2004
                                                                     (UNAUDITED)

THE MEXICO EQUITY AND INCOME FUND, INC.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

     (ii) purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would generally not be in the interest of the Fund's shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or

                                                                JANUARY 31, 2004
                                                                     (UNAUDITED)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

DISTRIBUTIONS TO SHAREHOLDERS. The tax character of distributions paid to shareholders during the periods ended January 31, 2004 and July 31, 2003 were as follows:

DISTRIBUTIONS PAID FROM:                                        1/31/04    7/31/03
------------------------                                        -------    -------
Ordinary Income.............................................    $38,226    $   --
Long-Term Capital Gain......................................         --        --
Return of Capital...........................................         --        --
                                                                -------    ------
Total.......................................................    $38,226    $   --
                                                                =======    ======

As of January 31, 2004, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments and foreign currency (a)................    $28,464,068
                                                                -----------
Gross unrealized appreciation...............................      5,252,480
Gross unrealized depreciation...............................       (883,669)
                                                                -----------
Net unrealized appreciation.................................    $ 4,368,811
                                                                ===========

At July 31, 2003, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Undistributed ordinary income...............................    $     38,226
Undistributed long-term capital gain........................              --
                                                                ------------
Total distributable earnings................................    $     38,226
                                                                ============

Other accumulated losses....................................    $(11,698,003)
                                                                ------------

(a) Represents cost for federal income tax purposes. Differences between the Fund's cost basis of investments and foreign currency at January 31, 2004, for book and tax purposes, relate primarily to the deferral of losses related to wash sales.

                                                                JANUARY 31, 2004
                                                                     (UNAUDITED)

THE MEXICO EQUITY AND INCOME FUND, INC.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES
Pichardo Asset Management, S.A. de C.V. serves as the Fund's Investment Adviser (the "Investment Adviser") under the terms of the Investment Advisory Agreement (the "Advisory Agreement") effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund's average daily net assets. For the semi-annual period ended January 31, 2004, these fees amounted to $110,536. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the semi-annual period ended January 31, 2004, the total expense reimbursements made by the Investment Adviser amounted to $1,513.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each special telephonic meeting attended. At the Board of Directors' meeting held on December 13, 2001, Mr. Gerald Hellerman, a non-interested director, was appointed President of the Fund. For serving the Fund as President, in addition to the aforementioned Directors' fees, Mr. Hellerman receives annual compensation in the amount of $6,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

NOTE C: PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations, aggregated $35,458,138 and $35,050,862 respectively, for the six months ended January 31, 2004.

At January 31, 2004 substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D: CAPITAL STOCK
At a meeting of the Board of Directors held on December 13, 2001, the Board of Directors approved a tender offer (the "Tender").

The Tender allowed the Fund to purchase up to 100% of each shareholder's shares of common stock, not to exceed 80% of the total outstanding shares of common stock of the Fund, for cash at a

                                                                JANUARY 31, 2004
                                                                     (UNAUDITED)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

price equal to 100% of the Fund's net asset value per share as of the closing date. The Tender commenced on February 19, 2002 and expired on March 20, 2002. In connection with the Tender, the Fund purchased 6,122,069 shares of capital stock at a total cost of $68,444,728. There were no gains or losses to the Fund because the repurchase of tendered shares was executed at 100% of the Fund's NAV as calculated on the expiration date.

At a special meeting of the Board of Directors held on October 11, 1999, the Board of Directors approved a share repurchase program. Pursuant to the share repurchase program, the Fund was authorized to commence a two phase share repurchase program for up to 2,800,000 shares, or approximately 25% of the Fund's then outstanding shares of common stock, through a combination of share purchases and tender offers.

During the six months ended January 31, 2004 and the years ended July 31, 2003 and July 31, 2002, the Fund made no repurchases pursuant to the program. Pursuant to the share repurchase program, during the year ended July 31, 2001, the Fund purchased 174,000 shares of capital stock in the open market at a total cost of $1,703,552. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.01%. During the fiscal year ended July 31, 2000, the Fund purchased 1,199,700 shares of capital stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.40%.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Computershare Trust Company, Inc., the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Computershare Investor Services, ATTN: Mr. Charles Zade, 2 North La Salle Street, Chicago, Illinois 60602. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

Dividends and Distributions (unaudited) (concluded)

THE MEXICO EQUITY AND INCOME FUND, INC.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting (unaudited)

The Fund's Annual Stockholders meeting was held on November 19, 2003, at 405 Lexington Avenue, New York, New York 10174. As of October 9, 2003, the record date, outstanding shares of common stock ("shares") of the Fund were 2,473,504. Holders of 2,137,626 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on three proposals.

The stockholders approved a new Investment Advisory agreement between Pichardo Asset Management, S.A. de C.V. and the Fund, elected two Directors to the Board of Directors and ratified the selection of Tait, Weller & Baker as the Fund's independent auditor for the fiscal year ending July 31, 2004.

The following table provides information concerning the matters voted on at the meeting:

I. APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN PICHARDO ASSET MANAGEMENT, S.A. DE C.V. AND THE FUND

  VOTES FOR   VOTES AGAINST   VOTES ABSTAINED   BROKER NON-VOTES
  ---------   -------------   ---------------   ----------------
  2,055,371      49,478           32,777                0

II. ELECTION OF DIRECTORS

   NOMINEE      VOTES FOR   VOTES WITHHELD
   -------      ---------   --------------
Rajeev Das      2,079,469       58,157
Andrew Dakos    2,082,868       54,758

III. RATIFICATION OF THE SELECTION OF TAIT, WELLER & BAKER AS THE FUND'S INDEPENDENT AUDITOR

  VOTES FOR   VOTES AGAINST   VOTES ABSTAINED   BROKER NON-VOTES
  ---------   -------------   ---------------   ----------------
  2,073,339      30,379           33,907               0

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

INVESTMENT ADVISER:
Pichardo Asset Management, S.A. de C.V.
408 Teopanzolco Avenue
3rd Floor - Reforma
Cuernavaca, 62260 Morelos
Mexico

INDEPENDENT AUDITOR:
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ADMINISTRATOR AND FUND ACCOUNTANT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

TRANSFER AGENT AND REGISTRAR:
Computershare Investor Services, LLC
2 North La Salle Street
Chicago, IL 60602

CUSTODIAN:
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

The Mexico Equity
and Income Fund, Inc.
Semi-Annual Report
January 31, 2004

ITEM 2.  CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Effective March 24, 2004, the standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein, and Mr. Rajeev Das.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable for periods ending before July 9, 2004.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      PROXY VOTING POLICIES AND GUIDELINES

     The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.'s (the "Fund") positions on various issues of concern to the Fund's shareholders. These Guidelines give general indication as to how the Fund's Advisor will vote Fund shares on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the guidelines presented here. The Fund endeavors to vote Fund shares in accordance with the Fund's investment objectives and strategies.

     The Fund will vote NO on any proposals that would limit or restrict a shareholders rights.

I.       CORPORATE GOVERNANCE

A.       BOARD AND GOVERNANCE ISSUES

     1.  BOARD OF DIRECTOR/TRUSTEE COMPOSITION

     The Board of Directors is responsible for the overall governance of the corporation.

     The Fund advisor will OPPOSE slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

     The Fund advisor will vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     2.  INCREASE AUTHORIZED COMMON STOCK

     The Fund advisor will generally SUPPORT the authorization of additional common stock necessary to facilitate a stock split.

     The Fund advisor will generally SUPPORT the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans. In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be OPPOSED. In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

     3.  BLANK CHECK PREFERRED STOCK

     Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

     The Fund advisor will generally OPPOSE the creation of blank check preferred stock.

     4.  CLASSIFIED OR "STAGGERED" BOARD

     On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

     The Fund advisor will vote no on proposals involving classified boards.

     5.  SUPERMAJORITY VOTE REQUIREMENTS

     Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

     The Fund advisor will vote no on proposals involving supermajority voting.

     6.  RESTRICTIONS ON SHAREHOLDERS TO ACT BY WRITTEN CONSENT

     Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

     The Fund advisor will vote no on proposals to limit or eliminate the right of shareholders to act by written consent.

     7.  RESTRICTIONS ON SHAREHOLDERS TO CALL MEETINGS

     The Fund advisor will generally OPPOSE such a restriction as it limits the right of the shareholder.

     8.  LIMITATIONS, DIRECTOR LIABILITY AND INDEMNIFICATION

     Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders however must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

     The Fund advisor will generally SUPPORT director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards. Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

     9.  REINCORPORATION

     Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

     While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally SUPPORT reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

     10. CUMULATIVE VOTING

     Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

     The Fund advisor will generally SUPPORT proposals calling for cumulative voting in the election of directors.

     11. DUAL CLASSES OF STOCK

     In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

     The Fund advisor will generally OPPOSE dual classes of stock. However, the advisor will SUPPORT classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

     12. LIMIT DIRECTORS' TENURE

     In general corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

     Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

     13. MINIMUM DIRECTOR STOCK OWNERSHIP

     The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

     The Fund advisor will SUPPORT resolutions that require corporate directors to own shares in the company.

     14. SELECTION OF AUDITOR

     Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

     The Fund advisor will OPPOSE the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

         The Fund advisor will OPPOSE the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.



B.       EXECUTIVE COMPENSATION

1.       DISCLOSURE OF CEO, EXECUTIVE, BOARD AND MANAGEMENT COMPENSATION

         On a case-by-case basis, the Fund advisor will SUPPORT shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.       COMPENSATION FOR CEO, EXECUTIVE, BOARD AND MANAGEMENT

         The Fund advisor will OPPOSE an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.       FORMATION AND INDEPENDENCE OF COMPENSATION REVIEW COMMITTEE

         The Fund advisor will SUPPORT shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.       STOCK OPTIONS FOR BOARD AND EXECUTIVES

         The Fund advisor will generally OPPOSE stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

         The Fund advisor will generally OPPOSE option programs that allow the repricing of underwater options. (Repricing divides shareholder and employee interests. Shareholders cannot "reprice" their stock and, therefore, optionees should not be treated differently).

         The Fund advisor will generally OPPOSE stock option plans that have option exercise prices below the marketplace on the day of the grant.

         The Fund advisor will generally SUPPORT options programs for outside directors subject to the same constraints previously described.

5.       EMPLOYEE STOCK OWNERSHIP PLAN (ESOPS)

         The Fund advisor will SUPPORT ESOPs created to promote active employee ownership. However, they will OPPOSE any ESOP whose purpose is to prevent a corporate takeover.

6.       PAY EQUITY

         The Fund advisor will SUPPORT shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.       RATIO BETWEEN CEO AND WORKER PAY

         The Fund advisor will generally SUPPORT shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8. MAXIMUM RATIO BETWEEN CEO AND WORKER COMPENSATION AND/OR CAP ON CEO COMPENSATION

         The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.       CHANGES TO CHARTER OR BY-LAWS

         The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder's best interests.

10.      CONFIDENTIAL VOTING

         Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

         The Fund advisor will SUPPORT confidential voting because the voting process should be free of coercion.

11.      EQUAL ACCESS TO PROXY

         Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

         In general, the Fund advisor will OPPOSE resolutions for equal access proposals.

12.      GOLDEN PARACHUTES

         Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

         The Fund advisor will SUPPORT the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.       MERGERS AND ACQUISITIONS

1.       CONSIDERING THE NON-FINANCIAL EFFECTS OF A MERGER PROPOSAL

         Such a proposal allows or requires the Board to consider the impact of merger decisions on various "stakeholders," such as employees, communities, customers and business partners. This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

         The Fund advisor will SUPPORT shareholder resolutions that consider non-financial impacts of mergers.

2.       MERGERS, RESTRUCTURING AND SPIN-OFFS

         A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

         The Fund advisor will SUPPORT management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated. For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.       POISON PILLS

         Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

         The Fund advisor will SUPPORT proposals to put rights plans up for a shareholder vote. In general, poison pills will be OPPOSED unless management is able to present a convincing case fur such a plan.

4.       OPT-OUT OF STATE ANTI-TAKEOVER LAW

         A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state's anti-takeover laws.

         The Fund advisor will generally SUPPORT bylaws changes requiring a company to opt-out of state anti-takeover laws. However, resolutions requiring companies to opt-into state anti-takeover statutes will be OPPOSED.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

For closed-end funds, this is not applicable because the period ends before June 15, 2004.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's independent directors/trustees serve as its nominating committee, however they do not make use of a nominating committee charter.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls or in other factors that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant's Form N-CSR filed October 7, 2003.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  The Mexico Equity and Income Fund, Inc.
                       ---------------------------------------------------------

         By (Signature and Title) /s/ Gerald Hellerman, President
                                  -------------------------------------
                                      Gerald Hellerman, President

         Date   April 2,2004
                ----------------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)*  /s/ Gerald Hellerman, President & Treasurer
                                    --------------------------------------------
                                        Gerald Hellerman, President & Treasurer

         Date  April 2, 2004
               -----------------------------------------------------------------

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